EXHIBIT 10.5



                THIRD AMENDMENT TO LOAN AGREEMENT


     THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Amendment"), is entered into as of July 11, 1997, by and between Venture Stores, Inc., a Delaware corporation ("Borrower") and Principal Mutual
Life Insurance Company, an Iowa corporation ("Lender")

                             Recitals.

     A. Borrower and Lender are parties to a certain Loan Agreement dated July 3, 1990, as amended by letter agreement dated April 17, 1995 and by that certain Second Amendment to the Loan Agreement dated October 28, 1995 (as amended, the "Loan Agreement");
     B. In connection with the sale of a certain item of collateral consisting of one of the Venture Sites (as defined in the Loan Agreement; capitalized terms used herein shall have the same meanings ascribed to such terms in the Loan Agreement), Borrower has requested the right to prepay a portion of the indebtedness described in the Loan Agreement, which prepayment is not permitted by the Loan Agreement, and Lender has agreed to accept such prepayment on the terms and conditions provided below and to amend the Loan Agreement to permit such prepayment.
     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties agree to amend and supplement the Loan Agreement in the following manner:
     1. In connection with the sale by Borrower of the real property known as the "Cypress Station Store" located in Harris County, Texas and described specifically on Exhibit A hereto (collectively the "Cypress Station Site"), Borrower has requested the right to prepay a portion of the indebtedness (the "Secured Indebtedness") secured by, among other security: (a) that certain Deed of Trust, Security Agreement and Assignment of Rents dated November 20, 1995, from Borrower to Ronald B. Franklin, as Trustee for Lender, as recorded as Document No. ###-##-####, Clerk's File No. R681160 of the records of the Harris County, Texas Recorder of Deeds (the "Cypress Station Deed of Trust");
(b) that certain Assignment of Leases and Rents dated November 20, 1995 from Borrower to Lender, recorded as Document No. 506-23-0843, Clerk's File No. R681161 (the "Cypress Station Assignment of Rents"); and (c) those two certain Uniform Commercial Code-1 Financing Statements recorded respectively in the Harris County, Texas real property records and in the Office of the Texas Secretary of State as Document No. ###-##-####, Clerk's File No. R681162 of the Harris County, Texas Recorder of Deeds and Document No. 225783 of the Texas Secretary of State Uniform Commercial Code records, respectively (collectively the "Cypress Station UCC Financing Statements") (the Cypress Station Deed of Trust, Cypress Station Assignment of Leases and Rents and the Cypress Station UCC Financing Statements are hereinafter collectively called the "Cypress Station Security Documents").
     2. Borrower has requested the right to make such prepayment of principal of the Secured Indebtedness in the amount of $5,754,279.00 (the "Principal Prepayment"), plus interest accrued thereon from July 1, 1997 through the date hereof in the amounts set forth in paragraph 4 below (the "Accrued Interest Prepayment"), plus an additional payment (hereinafter the "Cypress Station Make Whole Premium") in the amount of $593,000.00. (The Principal Prepayment, Accrued Interest Prepayment and Cypress Station Make Whole Premium are hereinafter collectively called the "Prepayment").
     3. Lender agrees to accept the Prepayment, and to release and discharge the Cypress Station Security Documents.
     4. Borrower and Lender hereby allocate the Principal Prepayment and Accrued Interest to July 11, 1997 among Note A, Note B and Note C as follows:
                      Principal    Accrued Interest
          Note A -- $4,586,028.01        $13,141.50
          Note B --    849,331.58          2,799.50
          Note C --    318,919.41            903.10
          Total     $5,754,279.00        $16,844.10
     5. Nothing in this Third Amendment is intended to or shall be deemed to constitute a waiver by Lender of any of its rights under the Loan Agreement, Loan Documents or any other security instruments or documents executed or delivered in connection therewith.
     6. Except as expressly provided herein, the Loan Agreement, Loan Documents and any other security instruments or documents executed or delivered in connection therewith shall remain in full force and effect and, specifically, nothing in this Amendment is intended to or shall be deemed to provide any right of prepayment of the Notes except as expressly provided in Paragraph 3.7 of the Loan Agreement.
     7. This Amendment may be executed in counterparts and by telefax, each of which shall be considered as authentic originals.
     8. Borrower agrees to pay Lender's attorneys fees and disbursements incurred in connection with this Amendment in the amount of no greater than $2,500.00.


     IN WITNESS WHEREOF, Borrower and Lender have executed this
Amendment as of the date first above written.

                                   BORROWER:
                                   VENTURE STORES, INC.



                                   By:/s/Russell Solt
                                   Name: Russell Solt
ATTEST:                            Title:Eecutive Vice President-
                                         Finance & Administration
  /s/ Karren M. Prasifka
Name  Karren M. Prasifka
Title Assistant Secretary



                                   LENDER:
                                   PRINCIPAL MUTUAL LIFE
                                   INSURANCE COMPANY



                                   By:/s/ John Cleavenger
                                   Name: John Cleavenger
                                   Title:


                                   By:/s/Clarence R. Bell
                                   Name: Clarence R. Bell
                                   Title: Counsel